Barclays Global Financial Services Conference September 2013 Exhibit 99.1

FORWARD-LOOKING STATEMENT:
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation, including, without limitation, statements regarding the assumptions we make about our business and economic model, our dividend policy, including expected yields, business strategy and other plans and objectives for our future operations, are forward looking statements. These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. We have included important factors in the cautionary statements made in our Annual Report on Form 10-K, particularly under the headings “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”
that we believe could cause actual results or events to differ materially from those expressed or implied by the forward looking statements that we make in this presentation. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.
Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.
NON-GAAP MEASURES:
In addition to financial measures prepared in accordance with generally accepted accounting principles
(“GAAP”), this presentation also contains references to cash generated available for distribution, servicing revenue and servicing expense, which are non-GAAP performance measures. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United
States.

Leadership Team
William C. Erbey Chairman of the Board
John P. Van Vlack President and Director
James E. Lauter Chief Financial Officer
Richard Delgado Treasurer
Michael J. McElroy General Counsel
Bryon E. Stevens Investor Relations & Capital Markets

HLSS is an independent acquirer of high-quality mortgage servicing assets
Mortgage servicing advances
Fees from servicing non-agency mortgage loans (Rights to MSRs)
Objective is to generate a stable, recurring, fee-based earnings stream
Low fixed infrastructure costs given all key servicing functions performed by Ocwen
Equity market capitalization has grown from ~$200 million at IPO in March 2012 to
$1.6 billion¹ today
Conservative leverage and robust cash flow
Business
HLSS Overview
Growth Plan
Following the July 1 acquisition, Ocwen’s portfolio, including announced acquisitions, includes over $58 billion UPB available for purchase
Demonstrated ability to close purchases simultaneous to funding prevents earnings drag
WKSI eligibility simplifies future equity offerings and facilitates access to capital
Focused on adding similar non-agency mortgage assets
Value
Proposition
HLSS's assets represent a 5% first-priority claim against residential real estate
$4.2 billion of assets collateralized by $99.9 billion UPB of loans serviced at
June 30, 2013
Opportunity to invest in stable non-agency mortgage assets largely inaccessible to debt and equity investors
Unique business model with downside protection and potential to increase earnings
Liquidity risk mitigated by match funded capital structure – assets self-liquidate at par
1
2
2
Assets exclude proceeds of $661.5 million from the June issuance of debt and equity that was deployed on July 1
Based on the closing share price of $23.00 per share on August 29, 2013

HLSS HOME LOAN SERVICING SOLUTIONS™

Borrowers
Servicer
Loan Owners

Mortgage Servicing
Back office for non-agency mortgage market
Receives payments from homeowner
Distributes payments to loan owner
Advance payments for delinquent borrowers
(Servicing Advances)
Repaid from borrower payments and
liquidation proceeds
Paid fixed fee (MSR Asset)
No exposure to mortgage credit losses
Monthly P&I
+Liquidation Proceeds
Monthly P&I
+ Liquidation Proceeds
– Servicing Fees
– Advances Repaid
Bond Holders
Servicer
Servicing
Advances
New
Repaid
Borrower Borrower
Borrower
Borrower
Borrower

Assets Are a 5% First-Priority Claim
$99.9
Billion
Portfolio
UPB
$95.7
Billion
Downside
Protection
$4.2 Billion
~95% decline in real estate value would be required to impair HLSS’ assets
HLSS’ total assets are 25 times over collateralized by ending UPB of $99.9 billion
90% of assets are Servicing Advances or Cash which are carried at par and have no MTM
10% of assets are non-agency MSRs that have a stable valuation history
No change in servicing asset valuations since inception
Cash &
Reserves
1,2
$0.1 Billion
or 3%
Rights to MSRs
$0.4 Billion or 10%
HLSS Assets
1 Assets exclude proceeds of $661.5 million from the June issuance of debt and equity that was deployed on July 1
2 Reserves associated with the Advance Financing Facility
Note: Data as of Q2 2013
Servicing Advances
$3.7 Billion or 87%
1
1
1

Stable Revenue and Expenses
Predictable Revenue Stream
Known Expense Structure
Hedged Financing Cost
Revenues based on asset value
Expenses based on asset value
Fixed rate notes with maturities matched to expected borrowing needs
Variable rate exposure hedged via LIBOR swaps extending 60 months
Stability of revenue, borrowing cost and asset valuations result in predictable earnings
Sub-servicing fees paid to Ocwen also based on UPB
Contractual annual revenue based on UPB
Ocwen bears operational risk and servicing cost volatility
MSR amortization is based on prepayment speeds which have decreased

27 bps
Subservicing
Fee paid to
Ocwen
21 bps
Incentive Fee
6 bps
Base Fee
~76%
Downside
Protection
~24%
Base Fee
HLSS' largest expense can be
reduced by up to ~76% to
stabilize earnings
Protects against higher interest
expense if Servicing Advances
increase
HLSS benefits from lower
interest expense if Servicing
Advances decrease
Incentive fee exceeds interest
expense, allowing HLSS'
earnings to withstand outsized
stress scenarios
Subservicing Fee Adjusts to
Support Targeted Yield
Note: Amounts based on 54bps servicing fee earned and 27 bps retained fee in Q2 2013. The incentive fee is the servicing fee minus the base fee and the retained fee

HLSS HOME LOAN SERVICING SOLUTIONS™

(annualized bps)
(% of UPB)
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15

Ocwen Contract Ties Servicing
Fees to Advance Ratio
Scheduled step-downs in the retained fee and advance ratio
Retained fees are servicing fees net of subservicing expenses paid to Ocwen
If the advance ratio is exceeded in any month, the performance-based incentive fee is reduced at the annual rate of 4.1% on excess servicing advances
Fee split determined to achieve a targeted yield at HLSS
21.2
20.3 19.8
19.1
18.9
18.4
18.0
17.7
3.08%
2.92%
2.78%
2.62%
2.46%
2.34%
2.24%
2.14%
0.50%
1.50%
2.50%
3.50%
10.0
15.0
20.0
25.0
Retained Fee Target Advance Ratio
Note: The retained fee, target advance ratio and penalty rate on advances in excess of target reflect the weighted averages including the July 1, 2013 acquisition from Ocwen

HLSS HOME LOAN SERVICING SOLUTIONS ™

6.00%
4.00%
2.00%
5.44%
5.01%
3.48%
2.76%
2.48%
Q212
Q312
Q412
Q113
Q213

Projected Borrowing
BBB
A
AA
AAA
3,750.0
3,000.0
2,250.0
1,500.0
750.0
-
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17

Fixed Rate Financing
Stabilizes Earnings
($ in Millions) ($ in Millions)
Financing costs have decreased as lenders
have come to recognize the credit quality
and stability of HLSS’ assets
Decreased financing costs have
contributed to increased earnings
On August 8, issued $200 million of one-
year and $200 million of three-year fixed
rate term notes at a weighted average
coupon of 1.64%
Additional $350 million of one-year notes
expected to close on September 18
HLSS intends to issue additional fixed
rate notes in October to cover most of
the projected borrowing
1 Outstanding notes as of June 30, 2013. Excludes VFN Capacity
2  Projected borrowing is calculated based on a 91% borrowing rate on projected servicing advances for the June 30 portfolio, assuming a monthly reduction of 2% in the advance to UPB ratio and an annual prepayment speed of 13.5%.  Excludes projected borrowing on the July 1 acquisition and subsequent fixed rate term note issuances
Lower Effective Interest Rate
Fixed Rate Term Note Capacity 1,2

Components of Income
$128.70
$27.89
Servicing
revenue
Subservicing
fees
Interest
expense
Amortization of
MSRs
Operating
expenses and
other
GAAP
Net Income
Incentive
Second quarter EPS reflects a $0.02 lift from lower amortization due to a prepayment rate of 12.5% versus the 13.5% benchmark
The incentive fee represents 76% of total subservicing fees paid to Ocwen
Earnings exceeded dividends declared during the quarter by $2.1 million
Second Quarter 2013 Earnings
3
($ in Millions)
65.50
Basis points
per UPB¹
(Annualized):
1 Calculated using average UPB for Q2 2013
2 Non-GAAP measure.  Please see our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 for a reconciliation to the corresponding GAAP measure
3 Operating expenses and taxes, net of interest income and billing to Ocwen for services provided
Retained Fee
54 bps
27 bps 8 bps
6 bps
1 bps
12 bps
Base
20.03
13.35
1.93
2

Components of Cash Flow
Cash generated available for distribution is 4x dividend declared during Q2
Cash available for reinvestment of $77.5 million allows HLSS to replenish and grow its servicing portfolio through additional purchases from Ocwen
($ in Millions)
1
$27.89
$103.35
$77.49
13.35
57.25
4.86
25.86
Net Income Amortization of
MSRs
Decrease in
advance haircut
Changes in
other assets /
liabilities
Cash generated
available for
distribution
Dividends
declared
Cash
available for
reinvestment
4x Dividend
Coverage
Second Quarter 2013 Cash Flow
Servicing advances decreased by $201.5 million, excluding the May asset purchase, freeing up the cash “haircut” component of financing 1

HLSS Expects to Maintain Yield
Under Economic “Shocks”
600bps Increase in LIBOR
Estimated Impact of a Spike in Delinquencies
and Advances on Net Income
1
Estimated Impact of a Spike in
LIBOR on Net Income
2
($ in Millions)
($ in Millions)
HLSS’ contract with Ocwen is designed to
stabilize earnings if delinquencies and
servicing advances increase
20% increase in Servicing Advance
Ratio resulting from a severe economic
downturn not expected to reduce
earnings
Fixed rate term borrowing and interest rate
hedges are designed to stabilize earnings if
interest rates increase
600bps LIBOR spike on variable
borrowing largely offset by realized
gains on interest rate swaps
20% Increase in Servicing Advance Ratio
$27.9
$30.4
9.2
(4.7)
(2.0)
Q2 2013
Net Income
Increase in
Interest
Expense
Equity Yield
on Advance
Haircut
Reduction of
Subservicing
Fee
Q2 2013
Adjusted Net
Income
$27.9
$27.5
(8.6)
2.6
5.6
Q2 2013
Net Income
Increase in
Interest
Income
Realized Gain
on LIBOR
Swaps
Q2 2013
Adjusted Net
Income
13
This analysis is based on results for the quarter ended June 30, 2013.  Results for prior periods and the estimated adjustments are not necessarily indicative of results or the impact of adjustments for future periods.
“Increase in Interest Expense” reflects estimated increase in borrowing cost to finance higher Servicing Advances assuming no changes in interest rates or prepayment speeds. “Equity Yield on
Advance Haircut” reflects the foregone earnings (based on current earnings yield) resulting from the reduction in income-earning MSR assets as more capital is invested in the equity component of
Servicing Advances. “Reduction of Subservicing Fee” reflects the amount the Performance Fee (a component of the Subservicing Fee) would be reduced pursuant to arrangements in place.
“Increase in Interest Expense” reflects impact of a rate increase on variable rate borrowing on Servicing Advances based on the current note structure and assumes no change in asset values. “Increase in Interest Income“ reflects the increase in interest earned on reserve accounts and corporate cash. “Realized Gain on LIBOR Swaps” is based on swaps in place during Q2 2013 and assumes hedge accounting; it does not include the change in swap deposits.
1
2
Increase in
Interest
Expense

HOME LOAN SERVICING SOLUTIONS

10x
9x
8x
7x
6x
5x
4x
3x
2x
1x
0x
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

HLSS vs. Agency Mortgage REITs
Analysis based on 6/30/13 reported data for REITs.
HLSS results based on 6/30/2013 reported data except
for Equity Leverage which was adjusted to include
7/1/13 acquisition.
Floating-Rate
Debt
3
AGNC
WMC
ARR
HTS
NLY
HLSS
Legend
HLSS has lower equity leverage than the mortgage REITs shown above
HLSS’ assets have lower mark-to-market risk and could earn more in a rising rate environment
HLSS’ financing is largely fixed-rate and matched to projected borrowing
Equity Leverage
1
Mark-to-Market
Assets
2
Asset and Leverage Characteristics
1
Total Assets divided by Total Shareholders’ Equity
2
Mark-to-Market Assets divided by Total Assets
3
Floating-Rate Debt divided by Total Debt

Investment Highlights
Attractive risk-adjusted returns relative to other yield oriented investments
7.8% annualized dividend yield
1
based on current share price
25 times over-collateralization virtually eliminates credit risk
Asset composition – 90% servicing advances and cash – mitigates valuation risk
Profits purchased up front – targeted return not dependent on asset appreciation or valuations
Ocwen retains all operating risk under an incentive contract designed to stabilize HLSS earnings
Solid downside protection with limited exposure to a down economy but opportunity to increase dividend in an improving economy with rising interest rates
Cash flow in excess of dividend used to replenish and increase asset base in accretive flow transactions
High Quality Assets
Stable Earnings Stream
Large Positive Alpha
1
Based on the closing share price of $23.00 per share on August 29, 2013